Fair Value Measurements	3 Months Ended
Mar. 31, 2013
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
We consider fair value as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market in which we would transact business in an orderly transaction on the measurement date. We consider assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.
We use observable inputs whenever possible and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect the Company’s market assumptions. The inputs are then classified into the following hierarchy: (1) Level 1 Inputs—quoted prices in active markets for identical assets and liabilities; (2) Level 2 Inputs—observable market-based inputs other than Level 1 inputs, such as quoted prices for similar assets or liabilities in active markets, quoted prices for similar or identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data; (3) Level 3 Inputs—unobservable inputs that are supported by little or no market activity such as certain pricing and discounted cash flow models.
Our financial assets and liabilities consist principally of cash and cash equivalents, accounts payable, accrued liabilities, current and non-current notes payable. Cash and cash equivalents are stated at cost, which approximates fair value. As of March 31, 2013 and 2012, we do not have readily marketable securities that are classified as cash equivalents. Accounts payable and accrued liabilities are carried at cost that approximates fair value due to their expected short maturities. The carrying amount of short and long-term debt approximates its fair value. As of March 31, 2013, we did not have any financial assets or liabilities for which Level 1 or Level 2 inputs were required to be disclosed.
Liabilities Measured at Fair Value on a Recurring Basis
The fair value of our contingent payments is associated with our acquisition of Casee and is determined based on an internal cash flow model using inputs based on estimates and assumptions developed by us and is remeasured on each reporting date. The rates used to discount net cash flows to their present value were based on our weighted average cost of capital for similar transactions and an assessment of the relative risk inherent in the associated cash flows. The inputs were current as of the measurement date. These inputs tend to be unobservable and, as such, are considered Level 3 in the fair value hierarchy. The contingent payment that may be due in connection with our acquisition of CASEE is our only Level 3 fair value measurement as of March 31, 2013.
The following table provides a summary of changes in fair value of the contingent payments measured using significant unobservable inputs (Level 3):

Fair Value
(in thousands)
Balance as of December 31, 2012	$6,364
Foreign exchange differences	35
Balance as of March 31, 2013	$6,399

Assets Measured at Fair on a Non-Recurring Basis

Certain intangible assets and goodwill are measured at fair value on a nonrecurring basis and are subject to fair value adjustments when there is evidence of impairment.  Adjustments to the carrying value of these assets and the adjusted basis are detailed in Note 7.  Unobservable inputs (Level 3) were included in the determination of the amount of the fair value adjustments and adjusted basis for these assets.